SEI INSTITUTIONAL INTERNATIONAL TRUST

Emerging Markets Debt Fund

Supplement Dated November 9, 2007
to the Class A Shares Prospectus Dated January 31, 2007

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for the Emerging Markets Debt Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Emerging Markets Debt Fund. In the sub-section entitled "Emerging Markets Debt Fund" under the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to ING Investment Management Co. is hereby deleted and replaced with the following:

ING Investment Management Advisors, B.V.: ING Investment Management Advisors, B.V. (IIMA), located at Prinses Beatrixlaan 15, The Hague, The Netherlands, 2595AK, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to IIMA. The two primary managers responsible for the SEI mandate are Gorky Urquieta and Daniel Eustaquio. Messrs. Urquieta and Eustaquio are responsible for research, asset allocation and trading for the Emerging Markets Debt Fund. Mr. Urquieta, Head of the Global Emerging Markets Debt Team, joined ING Investment Management Europe (IIME), a business unit within ING Groep that includes IIMA, in 2007. Prior to joining IIME, he worked at ING Investment Management Co. (ING Co.) as Deputy Head of the Global Emerging Markets Debt Team from 2000 to 2007. Mr. Eustaquio, Investment Manager, has been with ING Co. since 1998 as a portfolio manager, and joined the Global Emerging Markets Debt Team in 2000.

There are no other changes to the sub-advisers of the Emerging Markets Debt Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-473 (11/07)

SEI INSTITUTIONAL INTERNATIONAL TRUST

Emerging Markets Debt Fund

Supplement Dated November 9, 2007
to the Statement of Additional Information ("SAI") Dated January 31, 2007

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Change in Sub-Adviser for the Emerging Markets Debt Fund

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Emerging Markets Debt Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and Sub-Advisers," the paragraph relating to ING Investment Management Co. is hereby deleted and replaced with the following:

ING INVESTMENT MANAGEMENT ADVISORS, B.V.—ING Investment Management Advisors, B.V. ("IIMA") serves as a Sub-Adviser to the Emerging Markets Debt Fund. IIMA, a Netherlands corporation, was founded in 1896 and became an investment advisory company in 1991. IIMA is an indirect, wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments, LLC.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the text relating to ING Investment Management Co. is hereby deleted and replaced with the following:

IIMA

Compensation.  SIMC pays IIMA a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between IIMA and SIMC. IIMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended September 28, 2007.

IIMA's compensation structure is designed to be competitive relative to compensation levels offered elsewhere in the investment industry. The compensation structure consists of a base salary and a bonus. Generally, depending on the position, the maximum bonus achievable ranges between 30% and 100% of the base salary. The bonus depends on a mixture of achieved investment performance, qualitative (team) factors and overall business unit and company results. The responsible managing directors constantly monitor these criteria and personnel evaluations are conducted once a year. Qualitative team factors are important in the assessment, which applies to all professional categories. Bonuses are based on calendar year performance results. Remuneration is not adjusted for risk taken.

Ownership of Fund Shares.  As of September 28, 2007, IIMA's portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts.  As of September 28, 2007 in addition to the Emerging Markets Debt Fund, IIMA's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gorky Urquieta	2	$447,000,000	11	$10,708,000,000	1	$206,000,000
Daniel Eustaquio	2	$447,000,000	11	$10,708,000,000	1	$206,000,000

None of the accounts listed above is subject to a performance-based advisory fee.

Conflicts of Interests.  IIMA's portfolio managers' management of other accounts (collectively, the "Other Accounts") may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Debt Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Emerging Markets Debt Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Emerging Markets Debt Fund. IIMA does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IIMA believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of IIMA's portfolio managers' day-to-day management of the Emerging Markets Debt Fund. Because of their positions with the Emerging Markets Debt Fund, the portfolio managers know the size, timing and possible market impact of Emerging Markets Debt Fund trades. It is theoretically possible that IIMA's portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Emerging Markets Debt Fund. However, IIMA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of IIMA's portfolio managers' management of the Emerging Markets Debt Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Emerging Markets Debt Fund. This conflict of interest may be exacerbated to the extent that IIMA or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (many of which receive a base and incentive fee) than from the Emerging Markets Debt Fund. Notwithstanding this theoretical conflict of interest, it is IIMA's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IIMA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while IIMA's portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Emerging Markets Debt Fund, such securities might not be suitable for the Emerging Markets Debt Fund given its investment objectives and related restrictions.

There are no other changes to the sub-advisers of the Emerging Markets Debt Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-474 (11/07)